SCUDDER

------------------------
EQUITY/VALUE
------------------------

Scudder Micro Cap Fund
Fund #048










Annual Report
August 31, 1999




A fund which seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-cap stocks.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      17   Investment Portfolio

                      28   Financial Statements

                      31   Financial Highlights

                      32   Notes to Financial Statements

                      36   Report of Independent Accountants

                      37   Tax Information

                      38   Officers and Trustees

                      39   Investment Products and Services

                      41   Scudder Solutions

Scudder Micro Cap Fund

--------------------------------------------------------------------------------
ticker symbol   SCMCX                                          fund number   048
--------------------------------------------------------------------------------

Date of Inception:   o   Small-cap stocks rallied near the end of the period as
8/12/96                  a healthy U.S. economy and historically attractive
                         valuation levels helped renew investor interest.

                     o   Despite Scudder Micro Cap Fund's strong 13.00% return
                         in the last five months of the period, its 12-month
                         performance of 12.03% was overshadowed by the dominance
Total Net Assets as      of growth stocks and selected technology issues.
of 8/31/99:
$78.3 million        o   Over its three-year life, the fund's total return is
                         comparable to that of the unmanaged Russell 2000 Index, but with less risk.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

         Despite the weak performance of micro-cap stocks over most of the period, your fund's portfolio management team remained committed to their disciplined approach to investing in undervalued micro-cap companies. In April, a shift to smaller-cap stocks rewarded their commitment to this approach as the fund outperformed large-cap stocks by a significant margin, partially offsetting the earlier shortfall. In the following pages, portfolio managers James Eysenbach and Calvin Young discuss the small-cap market and the fund's performance in this environment.

For those of you who are interested in complementing your existing holdings, we recently introduced two funds: Scudder Select 500 Fund -- which invests in a subset of the stocks in the unmanaged S&P 500(R) Index, and Scudder Select 1000 Growth Fund -- which invests in a subset of the stocks in the unmanaged Russell 1000 Growth(R) Index. For further information on these unique funds, please visit our Web site at www.scudder.com, or call us at 1-800-SCUDDER (1-800-728-3337).

In closing, I would like to inform you that Daniel Pierce, retired in June as President of Scudder Micro Cap Fund. At that time I assumed his role and responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

We recognize that it has been a difficult year for small-cap investors and thank you for your continued investment in Scudder Micro Cap Fund. We believe your patience will be rewarded over the long run.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder Micro Cap Fund

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


                   Scudder              Russell
               Micro Cap Fund          2000 Index*        S&P 500 Index*

            8/96*   10000                10000               10000
            2/97    11422                11105               12084
            8/97    13991                13163               13871
            2/98    15238                14430               16316
            8/98    12038                10607               14997
            2/99    12821                12388               19536
            8/99    13486                13616               20968


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 8/31/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Micro Cap Fund
--------------------------------------------------------------------------------
1 year                        $ 11,203               12.03%              12.03%
--------------------------------------------------------------------------------
Life of Fund**                $ 13,486               34.86%              10.30%
--------------------------------------------------------------------------------
Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                        $ 12,837               28.37%              28.37%
--------------------------------------------------------------------------------
Life of Fund**                $ 13,616               36.16%              10.64%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                        $ 13,981               39.81%              39.81%
--------------------------------------------------------------------------------
Life of Fund**                $ 20,968              109.68%              27.46%
--------------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on August 12, 1996.

   If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND RUSSELL 2000
INDEX TOTAL RETURN (%)

CHART DATA:


                           Scudder Micro          Russell 2000
                              Cap Fund                Index

                   1996**       0.58                  2.08
                   1997        39.10                 28.95
                   1998       -13.96                -19.42
                   1999        12.03                 28.37

                         Yearly periods ended August 31


                                   1996**    1997     1998     1999
--------------------------------------------------------------------------------

Fund Total
Return (%)                            .58   39.10   -13.96    12.03
--------------------------------------------------------------------------------
Index Total
Return (%)                           2.08   28.95   -19.42    28.37
--------------------------------------------------------------------------------
Net Asset
Value ($)                           12.07   16.77    14.37    15.21
--------------------------------------------------------------------------------
Income
Dividends ($)                          --     .02     --        --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                      --     --       .07      .83
--------------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on August 12, 1996.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
                                                      The fund seeks to be fully
                                                           invested in micro-cap
                                                                         stocks.

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

Common Stocks               99%
Cash Equivalents             1%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Stock Characteristics
--------------------------------------------------------------------------------
                                                           Remaining true to its
                                                           micro-cap discipline,
                                                        the fund's median market
                                                        capitalization is one of
                                                           the lowest among U.S.
                                                       diversified equity funds.

                                      Micro         Russell         Fund as
                                       Cap           2000            % of
Median Values             Fund      Universe        Index          Universe
--------------------------------------------------------------------------------
Market Capitalization        44           52           425           85%
($ millions)
--------------------------------------------------------------------------------
Price/Earnings             12.6         33.3          21.8           38%
--------------------------------------------------------------------------------
Return On Equity           11.2          5.7          11.7          196%
(3 year)
--------------------------------------------------------------------------------
Sales Growth (5 year)      11.0         12.7          18.1           86%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sectors/Largest Holdings
--------------------------------------------------------------------------------

                                                         The fund's holdings are
                                                     the result of a disciplined
                                                             approach to valuing
                                                         companies that is based
                                                         on fundamentals such as
                                                       sales, earnings, and cash
                                                                           flow.

1.  Financial (15%)
    First Cash, Inc.
    Operator of pawn shops

2.  Manufacturing (15%)
    SL Industries, Inc.
    Producer of electrical and electro-mechanical products

3.  Consumer Discretionary (14%)
    Garden Fresh Restaurant Corp.
    Operator of salad buffet restaurant chain

4.  Technology (12%)
    Programmer's Paradise, Inc.
    Direct marketer of computer and network software

5.  Consumer Staples (10%)
    Chock Full O'Nuts Corp.
    Producer of coffees, teas, peanut products

6.  Service Industries (7%)
    Mercury Air Group, Inc.
    Provider of fuel and ground support services to commercial airlines, general aviation and US military

7.  Construction (5%)
    Turner Corp.
    General builder of commercial and industrial facilities

8.  Health (5%)
    Polymedica Industries, Inc.
    Manufacturer of specialized medical products

9.  Durables (4%)
    Cognitronics Corp.
    Manufacturer of voice processing equipment

10. Utilities (3%)
    Southwest Water Co.
    Water utility


For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 1999

We asked portfolio managers James M. Eysenbach and Calvin S. Young to review the market environment and fund's performance for the 12-month period ended August 31, 1999.

Q: How would you characterize the market environment for small-cap stocks over the 12 months?

A: Small-cap stocks returned a healthy 28% (as represented by the unmanaged Russell 2000 Index) over the period, but this paled in comparison to the 40% return for large-cap stocks (as represented by the unmanaged S&P 500 Index). In the small-cap sector, growth stocks (and selected technology issues) dominated performance. The outsized return of growth stocks is reflected in the 43% return of the Russell 2000 Growth Index. By contrast, the Russell 2000 Value Index return of 14% paled in comparison. On balance, it was a very difficult period for small-cap funds that focus on stocks with reasonable valuations.

Q: Underlying these results was a shift in market leadership. Please describe what occurred.

A: The 12-month period can basically be divided into two phases. The first phase -- from September 1998 to the end of March 1999 -- began with a market recovery led by large-cap stocks and growth stocks. Over this seven-month period the S&P 500 rose 35% and small stocks gained only 19%. Micro cap stocks trailed with a 9% return for the same period. While not uniform throughout, small growth stocks (up 34% for the seven months) decisively outpaced small value stocks (up a meager 4%). We were not surprised that growth stocks led such a dramatic rally, although the margin of outperformance was unprecedented. During this period growth stocks outperformed value stocks by 30 percentage points -- one of the largest spreads in the 20-year history of the Russell indices. Very narrow market leadership accentuated the phenomenon where a handful of primarily Internet stocks achieved spectacular triple-digit returns.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
A Shift Toward Small Stocks and Value
April - August 1999
--------------------------------------------------------------------------------
Scudder Micro Cap Fund                                                   13%
Small-cap stocks                                                          8%
Large-cap stocks                                                          3%
--------------------------------------------------------------------------------

The unmanaged Russell 2000 Index represents small-cap stocks and the unmanaged S&P 500 Index represents large-cap stocks.
--------------------------------------------------------------------------------

The second phase ran from April through August. During this period we saw a partial recovery for small and value stocks. This change resulted, in part, from a realization that the U.S. economy was growing at a healthy pace and small stocks represented attractive values relative to large-cap stocks. Over this five-month period, small stocks outperformed large stocks by five percentage points. (See table.)

Q: How did the fund perform for the overall period?

A: The fund returned 12.03% for the 12-month period that ended August 31, 1999. Given our disciplined approach, which tends to emphasize the smallest stocks with attractive valuations, we were not surprised that the fund recorded its strongest performance during the April to August period when the market favored small-cap stocks. The fund's shortfall for the year relative to the benchmarks is attributable to the dominance of small growth stocks over the first seven months of the fiscal period and the fund's characteristic value orientation. In this narrow growth market, the fund's returns were greatly constrained by our strict valuation approach, where our typical holding is selling at a 40% discount to the market multiple. The market capitalization of the fund's holdings is among the smallest among its peers. (See Stock Characteristics on page 7.) As a result, the fund underperformed the larger-cap Russell 2000 Index for this 12-month period.

--------------------------------------------------------------------------------

Q: Can you elaborate on your investment discipline and its impact on performance?

A: Our portfolio management discipline is centered on size, valuation, and diversification. It is designed to ensure style consistency (a focus on micro-cap stocks) and below-average risk over time. For example, we purchase stocks from a universe of micro-cap stocks with market capitalizations of less than $200 million, sell those that grow out of this universe while diversifying across more than 200 companies.

While we believe our investment discipline makes a positive contribution to performance over time, it can work against us in the short run as it did during the past fiscal year. Because our discipline is designed to ensure style consistency, sticking with our discipline generally hurt performance over the 12-month period. At times like these, owning stocks outside the micro-cap universe -- such as larger-cap stocks -- would have benefited performance. Furthermore, when market leadership is very narrowly concentrated, a diversified portfolio is more likely to underperform. However, the fund's discipline has contributed to its strong risk-adjusted performance over the long term. For the three-year life of the fund, its total return is comparable to that of the Russell 2000 Index, but with less risk.

Q: In light of the recent weakness for micro-cap stocks, have you made any adjustments to your investment discipline?

A: The dramatic underperformance of smaller-cap stocks can be disconcerting, but we do not believe it is reason to modify our investment discipline. In the past, small-cap stocks have sustained numerous periods of underperformance and yet have still outperformed over the long run. History also shows that performance leadership can shift abruptly. As a result, we are continuing to focus the fund on micro-cap stocks, as indicated by the $44 million median market cap of its holdings.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Growth and Value Stocks Take Turns
--------------------------------------------------------------------------------
             Russell 2000 Value Return - Russell 2000 Growth Return

THE PRINTED DOCUMENT CONTAINS A MOUNTAIN CHART HERE

CHART DATA FROM 12/79 THROUGH 8/99:


Value Outperforming (+) vs. Growth Outperforming (-)

                                12 Months Ending

             12/79 -15.46
                   -21.23
                   -27.30
                   -11.11
                   -12.21
                   -14.58
                   -15.55
                   -23.48
                   -24.90
                   -28.32
                   -37.48
                   -42.56
                   -26.88
                   -14.68
                    -6.86
                   -19.33
                   -15.50
                   -19.68
                    -5.50
                     0.54
                     8.85
                    15.43
                    16.66
                    26.59
                    24.09
                    20.83
                    21.15
                    21.99
                    19.51
                    21.88
                    16.56
                    17.01
                    16.58
                    14.24
                    14.66
                     8.49
                     7.54
                     1.38
                    -8.59
                    -7.34
                    -4.99
                   -10.96
                   -18.62
                    -9.72
                    -5.52
                    -1.33
                    11.58
                    15.05
                    18.50
                    26.23
                    27.72
                    25.08
                    23.51
                    23.42
                    23.81
                    20.99
                    18.93
                    20.13
                    17.96
                    20.01
                    18.10
                    12.50
                     9.71
                     8.16
                     9.56
                     7.50
                     9.41
                     6.10
                     9.96
                     7.73
                     4.94
                     0.77
                     0.04
                     0.80
                     1.87
                     1.47
                    -3.03
                    -2.23
                    -3.82
                     0.69
                     1.76
                     3.63
                     1.97
                     2.25
                     3.83
                     3.28
                     0.98
                     0.19
                     2.81
                     3.96
                     5.27
                     3.97
                     1.69
                    -3.04
                     5.61
                     7.24
                     3.37
                     8.94
                    10.51
                     9.70
                     9.50
                     9.65
                     9.52
                     9.51
                    10.78
                    10.68
                     8.06
                     6.41
                     9.10
                     3.82
                     5.31
                     5.67
                     4.74
                     2.44
                     4.94
                     1.23
                    -2.48
                    -4.00
                    -6.21
                    -8.43
                    -7.74
                    -3.54
                    -6.04
                    -6.62
                    -5.59
                    -8.34
                   -11.29
                    -8.63
                    -4.55
                    -2.00
                    -2.05
                    -4.08
                    -4.36
                    -9.31
                    -9.18
                    -8.14
                    -5.53
                    -1.74
                     1.34
                    -0.96
                    -6.26
                   -10.79
                   -14.95
                    -7.43
                    -9.48
                    -7.67
                    -1.58
                     4.51
                     7.43
                    10.62
                    11.92
                    14.73
                    17.31
                    18.12
                    19.65
                    17.10
                    21.37
                    24.33
                    25.60
                    23.17
                    18.99
                    12.91
                    10.38
                    10.29
                     7.35
                     7.39
                     8.85
                    13.24
                    10.48
                     6.84
                    -0.07
                     0.59
                     0.64
                     5.87
                     6.72
                     6.43
                     4.0
                     3.25
                     0.84
                    -0.69
                     0.88
                     1.50
                     0.56
                    -3.78
                    -3.18
                    -4.72
                   -11.19
                   -17.07
                   -10.54
                    -9.61
                    -4.63
                    -5.59
                    -5.29
                    -5.46
                    -8.0
                    -4.78
                   -13.08
             1996  -17.85
                    -5.37
                     7.63
                     2.82
                     0.87
                     6.25
                     9.64
                    10.11
                     7.43
                    18.34
                    21.80
                    28.11
             1997   26.03
                    23.64
                    15.88
                    17.29
                    19.30
                    16.01
                    16.52
                    18.84
                    18.72
                     7.95
                     1.97
                    -1.93
                    10.82
                     6.69
                     7.36
                    14.34
                    12.04
                     8.17
                     0.90
                    -7.68
                   -14.11
                    -7.70
                   -10.99
                   -11.56
                   -13.45
                   -14.01
                   -14.64
             8/99  -29.22

--------------------------------------------------------------------------------

We closely monitor our approach to stock selection, but have seen nothing to suggest that the fundamental factors affecting stock returns over the long run have changed dramatically. Shorter-run deviations are commonplace, but difficult to capture systematically. Consequently, we maintain a longer-term outlook in searching for undervalued securities -- those that are attractively priced relative to fundamentals such as sales, earnings, and assets. As of the end of the period, the typical holding had a p/e (price/earnings ratio) of less than 13x -- a significant discount versus the 22x median p/e of the Russell 2000 Index.

Q: How did the fund perform at the sector level?

A: Technology was one of the strongest sectors over the 12 months. Our investment approach -- which emphasizes stocks with attractive valuation characteristics -- dictated an underweighting in tech. In addition, our lower growth tech holdings did not keep up with the exceptional performance of the sector. In an environment when the best performing stocks were those with little if any profits and high p/e's, our investment discipline faced a strong headwind. In this type of environment it is difficult to beat the index without changing the parameters of our investment discipline. And, since we place a high value on consistency and the long-term validity of our approach, we remained committed to it.

Q: What is your outlook for micro-cap stocks?

A: Although we began to see a recovery in small-cap stocks toward the end of the period, we believe the market still has a long way to go before valuations return to parity with long-running averages. As a result, we have a positive outlook for micro-cap stocks because we believe that the current market is out of balance, especially after the strong run-up for growth stocks and a handful of Internet issues. Historically we have seen significant differences between growth and value stocks in the past. (See "Growth and Value Stocks Take Turns" chart on page 13.) The last significant surge for small-cap growth stocks was in the 1995-97 period. (See "Reversal of Fortunes" table below.)

When the "Asian Flu" hit the markets last summer, many believed that it would drag down the U.S. economy, impacting cyclical and smaller companies the most. In reality, the flu was not as bad as expected. In fact, the U.S. economy remained very healthy. However, cyclical and smaller-cap stocks did not bounce back as much as other sectors. We still think that there is more running room for these issues, which make up an important part of the fund's investment universe.

--------------------------------------------------------------------------------
Reversal of Fortunes

After trailing growth stocks by nearly 18 percentage points for the 12-month period that ended in May 1996, value stocks went on to outperform growth by 26 percentage points over the 12 months.
--------------------------------------------------------------------------------

Small-cap Returns                                        1996             1997
--------------------------------------------------------------------------------
Growth                                                   44.6%            -5.4%

Value                                                    26.8%            20.6%
--------------------------------------------------------------------------------

Total returns for the 12-month periods ended May 31st of each year. The unmanaged Russell 2000 Growth Index represents small-cap growth stocks and the unmanaged Russell 2000 Value Index represents small-cap value stocks.

--------------------------------------------------------------------------------

Scudder Micro Cap Fund:
A Team Approach to Investing

Scudder Micro Cap Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead portfolio manager James M. Eysenbach is responsible for the fund's day-to-day management and investment strategies. Mr. Eysenbach joined the Adviser in 1991 as a senior quantitative analyst and has more than 10 years of investment management experience, specializing in quantitative research, analysis, and portfolio management.

Portfolio manager Calvin S. Young joined the Adviser in 1990 as a quantitative analyst and has more than nine years of investment industry experience, with a special focus on small companies.

Glossary of Investment Terms
--------------------------------------------------------------------------------

Growth Stock          Stock of a company that has displayed above-average
                      earnings growth and is expected to continue to increase profits rapidly going forward.

Liquidity             A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

Market
Capitalization        The value of a company's outstanding shares of common
                      stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization segments.

Price/Earnings        A widely used gauge of a stock's valuation that indicates
    Ratio (p/e)       what investors are paying for a company's earnings on a
(also "earnings       per share basis. A higher "earnings multiple" indicates a
     multiple")       higher expected growth rate and the potential for greater
                      price fluctuations.

   Standard           A statistical measure of the degree to which an
   Deviation          investment's return tends to vary from the mean return.
                      Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

 Value Stock          A company whose stock price does not fully reflect its
                      intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

 Weighting            Refers to the allocation of assets -- usually by sector,
(over/under)          industry, or country -- within a portfolio relative to a
                      benchmark index, (e.g. the Russell 2000 Index) or an investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
An expanded list of terms is located at our Web site -- www.scudder.com.


Investment Portfolio                                           as of August 31, 1999
------------------------------------------------------------------------------------

                                                          Principal      Market
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Repurchase Agreements 1.3%
------------------------------------------------------------------------------------


Repurchase agreement with State Street Bank
and Trust Company dated 8/31/1999 at 5.41%,  to
be  repurchased  at  $1,022,154  on  9/1/1999,
collateralized  by a $1,040,000 U.S. Treasury
Note, 3.625%, 1/15/2008 (Cost $1,022,000) ...........  1,022,000      1,022,000


                                                           Shares
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Common Stocks 98.7%
------------------------------------------------------------------------------------

Consumer Discretionary 14.1%

Apparel & Shoes 1.8%

Cache, Inc.* ........................................        49,300        257,284

Candie's Inc.* (b) ..................................        57,900        106,391

G-III Apparel Group, Ltd.* ..........................        65,500        188,313

Hampshire Group, Ltd.* ..............................        29,900        375,619

Premiumwear, Inc.* ..................................        70,500        361,313

Steven Madden, Ltd.* ................................        10,700        126,394
                                                                       -------------
                                                                         1,415,314
                                                                       -------------
Department & Chain Stores 1.6%

Drug Emporium, Inc.* ................................       113,300        849,750

Duckwall-ALCO Stores, Inc.* .........................        37,200        353,400
                                                                       -------------
                                                                         1,203,150
                                                                       -------------
Home Furnishings 0.2%

Baldwin Piano & Organ Co.* ..........................        17,600        143,000
                                                                       -------------


Hotels & Casinos 3.0%

Buckhead America Corp.* .............................        52,100        312,600

Isle of Capri Casinos, Inc.* ........................        70,100        674,713

Jackpot Enterprises, Inc.* ..........................        52,000        464,750

Sonesta International Hotels Corp. "A" ..............        49,000        385,875

Supertel Hospitality, Inc.* .........................        37,900        492,700
                                                                       -------------
                                                                         2,330,638
                                                                       -------------
Recreational Products 2.2%

Allen Organ Co. "B" .................................         4,400        159,500

Escalade, Inc. ......................................        30,800        546,700

Holiday RV Superstores, Inc.* .......................       173,300        693,200

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

Rawlings Sporting Goods Co., Inc.* ...................       15,200        141,550

Riddel Sports, Inc.* .................................       54,900        164,700
                                                                       -------------
                                                                         1,705,650
                                                                       -------------
Restaurants 2.9%

Benihana, Inc. "A"* ..................................       33,800        540,800

Garden Fresh Restaurant Corp.* .......................       58,500      1,118,813

Max & Erma's Restaurants, Inc.* ......................       80,800        575,700
                                                                       -------------
                                                                         2,235,313
                                                                       -------------
Specialty Retail 2.4%

Brauns Fashions Corp* ................................       15,000        225,000

Brookstone, Inc.* ....................................       33,900        567,825

InterTAN, Inc.* ......................................        5,600        103,600

Rag Shops, Inc.* .....................................       84,315        179,169

Reeds Jewelers, Inc.* ................................       20,200         78,275

S & K Famous Brands, Inc.* ...........................       28,400        241,400

Ultimate Electronics, Inc.* ..........................        5,000         90,625

Wolohan Lumber Co. ...................................       27,900        355,725
                                                                       -------------
                                                                         1,841,619
                                                                       -------------
Consumer Staples 9.8%

Alcohol & Tobacco 0.2%

Todhunter International, Inc.* .......................       15,600        147,225
                                                                       -------------


Consumer Electronic & Photographic 1.8%

Cobra Electronics Corp.* .............................       85,800        337,838

Salton, Inc.* ........................................       37,200      1,036,950
                                                                       -------------
                                                                         1,374,788
                                                                       -------------
Farming 0.8%

AG Services of America, Inc.* ........................       18,700        306,213

Sylvan, Inc.* ........................................       27,800        288,425
                                                                       -------------
                                                                           594,638
                                                                       -------------
Food & Beverage 6.9%

Celestial Seasonings, Inc.* ..........................       24,600        488,925

Chock Full O'Nuts Corp.* .............................      113,300      1,182,549

Foodarama Supermarkets, Inc.* ........................       14,100        426,525

J & J Snack Foods Corp.* .............................       22,300        468,300

Schultz Sav-O Stores, Inc. ...........................       33,050        528,800

Seaway Food Town, Inc. ...............................       33,150        946,847

Smithfield Companies, Inc. ...........................       21,600        162,000

Suprema Specialties, Inc.* ...........................       98,500        763,375

Village Super Market, Inc. "A"* ......................       28,100        354,763
                                                                       -------------
                                                                         5,322,084
                                                                       -------------

    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------

                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------
Textiles 0.1%

Dyersburg Corp. ......................................       49,100         23,016

Worldtex, Inc.* ......................................       36,000         85,500
                                                                       -------------
                                                                           108,516
                                                                       -------------
Health 5.0%

Biotechnology 0.5%

Synbiotics Corp.* ....................................      124,200        364,838
                                                                       -------------

Health Industry Services 1.7%

Air Methods Corp.* ...................................      101,600        241,300

HPSC, Inc.* ..........................................       55,800        641,700

Healthcare Services Group, Inc.* .....................       52,050        442,425
                                                                       -------------
                                                                         1,325,425
                                                                       -------------
Hospital Management 0.2%

National Home Health Care Corp.* .....................       41,890        167,560
                                                                       -------------


Medical Supply & Specialty 2.6%

Infu-Tech, Inc.* .....................................       27,300         29,006

Polymedica Industries, Inc.* .........................       48,800      1,287,100

Scherer Healthcare, Inc.* ............................       31,600        122,450

Span-America Medical Systems, Inc. ...................       58,400        244,550

Superior Uniform Group, Inc. .........................       30,500        339,313
                                                                       -------------
                                                                         2,022,419
                                                                       -------------
Communications 0.8%

Telephone/Communications

Applied Digital Solutions Inc.* ......................       55,000         99,688

Hector Communications Corp.* .........................       42,900        536,250
                                                                       -------------
                                                                           635,938
                                                                       -------------
Financial 15.2%

Banks 10.5%

Alliance Bancorp of New England, Inc. ................       37,749        394,005

Andover Bancorp, Inc. ................................       17,000        535,500

BB&T Corporation .....................................        7,189        240,832

Columbia Banking System, Inc.* .......................       18,522        267,411

Equitable Federal Savings Bank* ......................          700         12,950

First Essex Bancorp ..................................       15,800        243,913

First Keystone Financial, Inc. .......................        6,500         83,688

First Oak Brook Bancshares, Inc. "A" .................       29,400        586,163

Foothill Independent Bancorp .........................       31,636        419,177

Haven Bancorp, Inc. ..................................       12,200        201,300

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------
Hingham Institution for Savings ......................       11,550        181,913

Jacksonville Bancorp, Inc. ...........................        3,000         48,563

Kankakee Bancorp, Inc. ...............................        4,400        115,500

Lawrence Savings Bank ................................       45,600        384,750

MFB Corp. ............................................        2,400         49,500

Marion Capital Holdings, Inc. ........................        7,500        143,438

Medford Bancorp Inc. .................................       23,600        433,650

Merchants Bancorp, Inc. ..............................       17,600        543,400

NMBT Corp. ...........................................       17,300        281,125

New Hampshire Thrift Bancshares, Inc. ................        3,600         50,175

Northrim Bank ........................................       42,760        446,308

Parkvale Financial Corp. .............................       24,296        491,994

People's Bancshares, Inc. ............................       17,600        323,400

Pinnacle Bancshares, Inc. ............................       25,000        243,750

Progress Financial Corp. .............................       18,174        272,610

Southwest Bancorp, Inc. ..............................        7,800        173,550

Union Bankshares Ltd.* ...............................       26,000        487,500

Winton Financial Corp. ...............................       30,300        405,263
                                                                       -------------
                                                                         8,061,328
                                                                       -------------
Insurance 2.9%

ACCEL International Corp.* ...........................      103,900        123,381

ACMAT Corp. "A"* .....................................       28,200        289,050

Atlantic American Corp.* .............................       71,600        259,550

Cotton States Life Insurance .........................       45,525        438,178

Investors Title Co. ..................................       24,100        409,700

Security National Financial Corp. "A"* ...............       77,175        231,525

Siebels Bruce Group, Inc.* ...........................       39,300        127,725

Standard Management Corp.* ...........................       66,100        351,156
                                                                       -------------
                                                                         2,230,265
                                                                       -------------

Business Finance 0.4%

KBK Capital Corp.* ...................................       50,200        285,513
                                                                       -------------


Other Financial Companies 0.9%

First Cash, Inc.* ....................................       65,900        683,713
                                                                       -------------


Real Estate 0.5%

AMREP Corp.* .........................................       65,600        393,600
                                                                       -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

Media 2.3%

Broadcasting & Entertainment 1.1%

Todd-AO Corp. "A" ....................................       35,800        507,913

Unapix Entertainment, Inc.* ..........................      129,600        364,500
                                                                       -------------
                                                                           872,413
                                                                       -------------
Print Media 1.2%

Advanced Marketing Services, Inc. ....................       43,450        912,450
                                                                       -------------


Service Industries 6.7%

Environmental Services 1.3%

GZA GeoEnvironmental Technologies, Inc.* .............       83,800        361,388

Scope Industries, Inc. ...............................        8,400        544,950

Versar, Inc.* ........................................       39,900        107,231
                                                                       -------------
                                                                         1,013,569
                                                                       -------------
Investment 0.5%

Advest Group, Inc. ...................................        7,200        137,700

H.D. Vest, Inc.* .....................................       45,200        231,650
                                                                       -------------
                                                                           369,350
                                                                       -------------
Miscellaneous Commercial Services 3.5%

American Physicians Service Group, Inc.* .............       68,600        295,838

BI, Inc.* ............................................       42,200        324,413

C.H. Heist Corp.* ....................................       58,900        371,806

Exponent, Inc.* ......................................       42,200        276,938

GP Strategies Corp.* .................................       51,320        400,938

Halifax Corp. (b) ....................................       27,150        122,175

Joule, Inc.* .........................................       52,700        118,575

Mercury Air Group, Inc.* .............................       86,600        606,200

RCM Technologies, Inc.* ..............................       12,800        178,400
                                                                       -------------
                                                                         2,695,283
                                                                       -------------
Miscellaneous Consumer Services 1.4%

ACE Cash Express, Inc.* ..............................       33,025        482,991

Earl Scheib, Inc.* ...................................        6,900         31,050

ICT Group, Inc.* .....................................       64,200        473,475

TEAM America Corp.* ..................................       18,800        104,575
                                                                       -------------
                                                                         1,092,091
                                                                       -------------
Durables 3.9%

Aerospace 0.7%

Ducommun, Inc.* ......................................       24,300        291,600

Sifco Industries, Inc. ...............................       26,600        226,100
                                                                       -------------
                                                                           517,700
                                                                       -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

Automobiles 0.5%

Collins Industries Inc. ..............................       39,100        251,706

Motorcar Parts & Accessories, Inc.* (b) ..............       26,600        109,725
                                                                       -------------
                                                                           361,431
                                                                       -------------
Leasing Companies 1.0%

Amplicon, Inc. .......................................       31,200        374,400

Capital Associates Inc.* .............................       36,500        104,938

PLM International Inc.* ..............................       54,300        298,650
                                                                       -------------
                                                                           777,988
                                                                       -------------
Telecommunications Equipment 1.3%

Cognitronics Corp.* ..................................       43,650        567,450

Comdial Corp.* .......................................       44,400        377,400

VARI-L Company, Inc.* ................................        7,200         68,850
                                                                       -------------
                                                                         1,013,700
                                                                       -------------
Miscellaneous 0.4%

Featherlite Manufacturing, Inc.* .....................       49,700        298,200
                                                                       -------------

Manufacturing 14.9%

Chemicals 0.7%

Aceto Corp. ..........................................       44,400        488,400

JLM Industries, Inc.* ................................       10,200         51,000
                                                                       -------------
                                                                           539,400
                                                                       -------------
Containers & Paper 0.4%

Tufco Technologies, Inc.* ............................        6,600         51,563

UFP Technologies, Inc.* ..............................       86,500        291,938
                                                                       -------------
                                                                           343,501
                                                                       -------------

Diversified Manufacturing 1.0%

Cantel Industries Inc.* .............................        22,400        117,600

JMAR Technologies, Inc.* ............................        98,600        172,550

McRae Industries, Inc. "A" ..........................        42,300        235,294

Pubco Corp.* ........................................        28,100        231,825
                                                                       -------------
                                                                           757,269
                                                                       -------------
Electrical Products 2.1%

ACME Electric Corp.* ................................        57,600        280,800

Axsys Technologies, Inc.* ...........................        34,600        354,650

LaBarge, Inc.* ......................................        98,800        185,250

SL Industries, Inc. .................................        51,400        758,150
                                                                       -------------
                                                                         1,578,850
                                                                       -------------
Industrial Specialty 5.9%

American Locker Group, Inc.* ........................        43,200        334,800

Ault, Inc.* .........................................        94,800        533,250

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------
Badger Meter, Inc. ..................................        18,000        689,625

Ceradyne, Inc.* .....................................        39,300        164,569

Dynamic Materials Corp.* ............................        71,200        213,600

Foster (LB) Co. "A"* ................................       105,500        613,219

Graham Corp.* .......................................        32,400        269,325

Insteel Industries, Inc. ............................        76,300        681,931

Kinark Corp.* .......................................       135,800        229,163

Lamson & Sessions Co.* ..............................        67,700        359,656

MFRI, Inc.* .........................................        58,900        338,675

Met-Pro Corp. .......................................        13,800        167,325
                                                                       -------------
                                                                         4,595,138
                                                                       -------------
Machinery/Components/Controls 3.0%

Chicago Rivet & Machine Co. .........................        18,300        452,925

Farrel Corp. ........................................       102,300        179,025

IMPCO Technologies, Inc.* ...........................         9,300         99,394

Newcor, Inc.* .......................................        20,000         72,500

O.I. Corp.* .........................................        96,600        434,700

Oilgear Co. .........................................        19,300        164,050

On-Point Technology Systems, Inc.* ..................        45,000         63,281

Summa Industries, Inc.* .............................        42,600        620,363

Trans-Industries, Inc.* .............................        35,500        235,188
                                                                       -------------
                                                                         2,321,426
                                                                       -------------
Office Equipment/Supplies 0.9%

Dixon Ticonderoga Co.* ..............................        30,100        323,575

TAB Products Co. ....................................        51,900        343,838
                                                                       -------------
                                                                           667,413
                                                                       -------------
Specialty Chemicals 0.3%

Detrex Corp.* .......................................        34,200        230,850
                                                                       -------------

Wholesale Distributors 0.6%

Allou Health & Beauty, Inc. "A"* ....................        67,200        428,400
                                                                       -------------


Miscellaneous 0.0%

American Dental Technologies, Inc.* .................        10,300         29,613
                                                                       -------------


Technology 12.1%

Computer Software 1.6%

Elcom International, Inc.* ..........................        82,200        308,250

MTS Systems Corp. ...................................        45,708        502,788

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------
Scan Optics, Inc.* ..................................        90,100        275,931

Symix Systems, Inc.* ................................        15,000        150,938
                                                                       -------------
                                                                         1,237,907
                                                                       -------------
Diverse Electronic Products 0.7%

Reliability Inc.* ...................................        72,200        270,750

SBS Technologies, Inc.* .............................        10,200        240,975
                                                                       -------------
                                                                           511,725
                                                                       -------------
Edp Peripherals 0.9%

Printronix, Inc.* ...................................        19,900        371,881

Wells-Gardner Electronics Corp.* ....................        89,355        335,081
                                                                       -------------
                                                                           706,962
                                                                       -------------
Electronic Components/Distributors 5.8%

American Technical Ceramics Corp.* ..................        55,300        480,419

Anaren Microwave Inc.* ..............................        20,500        550,938

Bel Fuse Inc. Class "A"* ............................        13,750        462,344

Bel Fuse Inc. Class "B" .............................        13,750        422,813

Napco Security Systems, Inc.* .......................        48,000        156,000

Nu Horizons Electronics, Inc.* ......................        55,300        470,050

Programmer's Paradise, Inc.* ........................        77,100        732,450

Savior Technology Group, Inc.* ......................        55,600        507,350

Sigmatron International, Inc.* ......................        52,900        267,806

Trans-Lux Corp. .....................................        32,300        242,250

Video Display Corp.* ................................        34,500        166,031
                                                                       -------------
                                                                         4,458,451
                                                                       -------------

Military Electronics 1.3%

EDO Corp. ...........................................        78,400        558,600

Engineered Support Systems, Inc. ....................        35,400        477,900
                                                                       -------------
                                                                         1,036,500
                                                                       -------------

Precision Instruments 1.5%

Barringer Technologies Inc.* ........................        25,500        142,641

Instron Corp. .......................................        30,800        623,700

SpecTran Corp.* .....................................        42,200        379,800
                                                                       -------------
                                                                         1,146,141
                                                                       -------------
Semiconductors 0.3%

Zing Technologies, Inc.* ............................        32,300        270,513
                                                                       -------------


Energy 1.4%

Engineering 0.1%

Abrams Industries, Inc. .............................        18,780         92,726
                                                                       -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------
Oil & Gas Production 0.7%

Hallwood Energy Corp.* ..............................        31,670        197,938

Petroleum Development Corp.* ........................        77,600        339,500
                                                                       -------------
                                                                           537,438
                                                                       -------------

Oil Companies 0.1%

Arabian Shield Development* .........................        58,600         56,769
                                                                       -------------


Miscellaneous 0.5%

RGC Resources, Inc. .................................        18,700        374,000
                                                                       -------------


Metals & Minerals 1.5%

Steel & Metals 1.2%

Bayou Steel Corp.* ..................................       110,900        388,150

Friedman Industries, Inc. ...........................        60,003        243,761

Webco Industries, Inc.* .............................        61,500        276,750
                                                                       -------------
                                                                           908,661
                                                                       -------------
Miscellaneous 0.3%

United States Lime & Minerals, Inc. .................        37,300        270,425
                                                                       -------------

Construction 5.3%

Building Materials 0.1%

Williams Industries, Inc.* ..........................        15,000         54,375
                                                                       -------------


Building Products 2.0%

Baltek Corp.* .......................................        46,100        409,138

Continental Materials Corp.* ........................        35,400        725,700

Noland Co. ..........................................        23,700        438,450
                                                                       -------------
                                                                         1,573,288
                                                                       -------------
Homebuilding 1.2%

Engle Homes, Inc. ...................................        33,200        342,375

Fortress Group, Inc.* ...............................       113,100        190,856

Liberty Homes, Inc. "A" .............................        19,500        162,094

Washington Homes, Inc.* .............................        33,000        210,375
                                                                       -------------
                                                                           905,700
                                                                       -------------
Miscellaneous 2.0%

MYR Group, Inc. .....................................        39,166        741,706

Turner Corp.* .......................................        29,550        834,788
                                                                       -------------
                                                                         1,576,494
                                                                       -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------
Transportation 2.6%

Airlines 0.2%

Hawaiian Airlines, Inc.* ............................        80,000        190,000
                                                                       -------------

Marine Transportation 0.6%

International Shipholding Corp. .....................        42,200        493,213
                                                                       -------------

Railroads 0.4%

Providence & Worcester Railroad Co.                          25,000        278,125
                                                                       -------------

Trucking 1.4%

Boyd Brothers Transportation, Inc.*                          51,000        516,375

Consolidated Delivery & Logistics, Inc.*                     32,600        118,175

Kenan Transport Co.                                           8,500        267,750

Simon Transportation Services, Inc.*                         30,000        157,500
                                                                       -------------
                                                                         1,059,800
                                                                       -------------
Utilities 3.1%

Electric Utilities 0.2%

Unitil Corp.                                                  6,500        169,000
                                                                       -------------

Natural Gas Distribution 1.4%

Chesapeake Utilities Corp.                                   20,200        367,388

Energy West, Inc.                                            25,700        224,875

Providence Energy Corp.                                      17,900        487,775
                                                                       -------------
                                                                         1,080,038
                                                                       -------------
Water Supply 1.4%

Connecticut Water Services                                    9,550        281,725

Southwest Water Co.                                          34,023        778,276
                                                                       -------------
                                                                         1,060,001
                                                                       -------------
Miscellaneous 0.1%

Florida Public Utilities Co.                                  4,700         90,475
                                                                       -------------


Total Common Stocks (Cost $68,979,837)                                 76,147,296
------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $70,001,837) (a)             77,169,296
------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*  Non-income producing security.

(a) The cost for federal income tax purposes was $69,936,919. At August 31, 1999, net unrealized appreciation for all securities based on tax cost was $7,232,377. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $18,031,522 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,799,145.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $338,291 (0.43% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at August 31, 1999 aggregated $1,049,185. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of August 31, 1999
--------------------------------------------------------------------------------


Assets
------------------------------------------------------------------------------------

Investments, at market (identified cost $70,001,837) ...........     $   77,169,296

Cash ...........................................................              1,812

Receivable for Fund shares sold ................................             12,858

Dividends and interest receivable ..............................             24,459

Receivable for investments sold ................................          1,525,767

Deferred organization expenses .................................              5,442

Other assets ...................................................              1,056
                                                                     ---------------
Total assets ...................................................         78,740,690

Liabilities
------------------------------------------------------------------------------------
Payable for Fund shares redeemed ...............................            210,941

Accrued management fee .........................................             48,467

Other payables and accrued expenses ............................            164,831
                                                                     ---------------
Total liabilities ..............................................            424,239

Net assets, at market value ....................................     $   78,316,451

Net Assets
------------------------------------------------------------------------------------
Net assets consist of:

Net unrealized appreciation (depreciation) on investments ......          7,167,459

Accumulated net realized gain (loss) ...........................        (1,402,345)

Paid-in capital ................................................         72,551,337

Net assets, at market value ....................................     $   78,316,451

Net Asset Value
------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price
(Note A) per share ($78,316,451 / 5,149,376
outstanding shares of beneficial interest, $.01
par value, unlimited number of shares authorized) ..............     $        15.21

 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended August 31, 1999
--------------------------------------------------------------------------------


Investment Income (Loss)
------------------------------------------------------------------------------------
Income:

Dividends .................................................          $      777,756

Interest ..................................................                  67,418
                                                                     ---------------
                                                                            845,174
                                                                     ---------------
Expenses:

Management fee ............................................                 677,081

Services to shareholders ..................................                 554,629

Custodian and accounting fees .............................                  86,917

Trustees' fees and expenses ...............................                  38,100

Auditing ..................................................                  20,352

Registration fees .........................................                  20,216

Reports to shareholders ...................................                  36,833

Legal .....................................................                  12,278

Amortization of organization expense ......................                   2,555

Other .....................................................                   7,793
                                                                     ---------------
Expenses, net .............................................               1,456,754

Net investment income (loss) ..............................               (611,580)


Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................             (1,468,116)

Net unrealized appreciation (depreciation) during the
    period on investments .................................              11,822,491

Net gain (loss) on investment transactions                               10,354,375


Net increase (decrease) in net assets resulting from operations      $    9,742,795

 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


Increase (Decrease) in Net Assets                         Years Ended August 31,

                                                         1999             1998
------------------------------------------------------------------------------------
Operations:

Net investment income (loss) ....................   $    (611,580)   $    (604,298)

Net realized gain (loss) from investment
  transactions ..................................      (1,468,116)        5,519,340

Net unrealized appreciation (depreciation) on
  investment transactions during the period .....      11,822,491       (23,347,176)
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
from operations .................................        9,742,795     (18,432,134)
                                                    ---------------  ---------------
Distributions to shareholders from net realized
  gains on investment transactions ..............      (5,478,575)        (535,902)
                                                    ---------------  ---------------
Fund share transactions:

Proceeds from shares sold .......................       15,769,689       72,871,032

Reinvestment of distributions ...................        5,236,859          518,950

Cost of shares redeemed .........................     (49,482,083)     (43,749,787)

Redemption fees .................................           24,451          203,752
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
  share transactions ............................     (28,451,084)       29,843,947
                                                    ---------------  ---------------
Increase (decrease) in net assets ...............     (24,186,864)       10,875,911

Net assets at beginning of period ...............      102,503,315       91,627,404

Net assets at end of period .....................   $   78,316,451   $  102,503,315

Other Information
------------------------------------------------------------------------------------
Increase (decrease) in Fund shares

Shares outstanding at beginning of period .......        7,131,931        5,463,768
                                                    ---------------  ---------------
Shares sold .....................................        1,077,995        4,090,660

Shares issued to shareholders in reinvestment of
  distributions .................................          370,882           30,277

Shares redeemed .................................      (3,431,432)      (2,452,774)
                                                    ---------------  ---------------
Net increase (decrease) in Fund shares ..........      (1,982,555)        1,668,163

Shares outstanding at end of period .............        5,149,376        7,131,931

 The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.


------------------------------------------------------------------------------------
Years Ended August 31,                           1999     1998     1997    1996(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period          $14.37     $16.77  $12.07   $12.00
                                              --------------------------------------
Income from investment operations:

  Net investment income (loss)                  (.10)      (.08)   (.03)     .01

  Net realized and unrealized gain (loss) on
  investments                                   1.77      (2.28)   4.74      .06
                                              --------------------------------------

  Total from investment operations              1.67      (2.36)   4.71      .07

Less distributions from:

  Net investment income                           --         --    (.02)       --

  Net realized gains on investment transactions (.83)      (.07)      --       --
                                              --------------------------------------
  Total distributions                           (.83)      (.07)   (.02)       --

Redemption fees                                --***        .03     .01    --***

Net asset value, end of period                $15.21     $14.37  $16.77   $12.07
                                              --------------------------------------
Total Return (%) (c)                           12.03     (13.96)  39.10(d)   .58(d)**


Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            78        103      92        8
------------------------------------------------------------------------------------
Ratio of operating expenses to average daily
net assets (%)                                  1.61       1.39    1.75     1.75*
------------------------------------------------------------------------------------
Ratio of operating expenses before expense
reductions, to average daily net assets (%)     1.61       1.39    2.19    22.06*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
average daily net assets (%)                    (.68)      (.44)   (.21)    2.58*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     4.43      33.5    17.1       --
------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the Period August 12, 1996 (commencement of operations) to August 31,
   1996

(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

(d) Total return would have been lower had certain expenses not been reduced.

*  Annualized

** Not annualized

*** Amount is less than half of $.01.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                 August 31, 1999

A. Significant Accounting Policies

Scudder Micro Cap Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Effective September 22, 1997, the Fund suspended the sale of its shares to new investors. Current individual shareholders of the Fund were able to continue to invest in the Fund and the Fund remained open to investment through qualified retirement plans. The Trustees reopened the Fund to new investors effective October 23, 1998. The Trustees may determine to close the Fund again at some point based on market conditions and other factors.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

--------------------------------------------------------------------------------

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $1,109,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2007, the expiration date, whichever occurs first. From November 1, 1998 through August 31, 1999, the Fund incurred approximately $359,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2000.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended August 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $3,965,359 and $40,604,293, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the year ended August 31, 1999, the fee imposed amounted to $677,081, of which $48,467 is unpaid at August 31, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended August 31, 1999, the amount charged to the Fund by SSC aggregated $299,994, of which $22,163 is unpaid at August 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended August 31,

1999, the amount charged to the Fund by STC aggregated $58,722, of which $5,593 is unpaid at August 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 1999, the amount charged to the Fund by SFAC aggregated $54,171, of which $11,502 is unpaid at August 31, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. At August 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $93,633, of which $10,626 is unpaid at August 31, 1999.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 1999, the Trustees' fees and expenses aggregated $38,100.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

 Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Micro Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Micro Cap Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
October 15, 1999

Tax Information
--------------------------------------------------------------------------------
                                                                 August 31, 1999

The Fund paid distributions of $0.83 per share from net long-term capital gains during its year ended August 31, 1999, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*
 o     President and Trustee

Paul Bancroft III
 o     Trustee; Venture Capitalist and
       Consultant

Sheryle J. Bolton
 o     Trustee; Chief Executive Officer,
       Scientific Learning Corporation

William T. Burgin
 o    Trustee; General Partner, Bessemer
      Venture Partners

Keith R. Fox
 o     Trustee; Private Equity Investor

William H. Luers
 o     Trustee; Chairman and President,
       U.N. Association of America

Kathryn L. Quirk*
 o    Trustee, Vice President and
      Assistant Secretary

Joan E. Spero
 o    Trustee; President, Doris Duke
      Charitable Foundation

Thomas J. Devine
 o    Honorary Trustee; Consultant

Wilson Nolen
 o    Honorary Trustee; Consultant

Robert G. Stone, Jr.
 o    Honorary Trustee; Chairman
      Emeritus and Director, Kirby
      Corporation

Edmund R. Swanberg
 o    Honorary Trustee

Peter Chin*
 o    Vice President

J. Brooks Dougherty*
 o    Vice President

James M. Eysenbach*
 o    Vice President

James E. Fenger*
 o    Vice President

Philip S. Fortuna*
 o    Vice President

Ann M. McCreary*
 o    Vice President

Thaddeus Paluszek*
 o    Vice President

Kurt R. Stalzer*
 o    Vice President

Peter Taylor*
 o    Vice President

John Millette*
 o    Vice President and Secretary

John R. Hebble*
 o    Treasurer

Richard W. Desmond*
 o    Assistant Secretary

Caroline Pearson*
 o    Assistant Secretary


*Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank acount.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distrbution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser










SCUDDER

P.O. Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com





Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.